Exhibit 99.1

Union Acquisition Corp. Announces Date of Extraordinary General Meeting of
Shareholders and Record Date

NEW YORK, February 11, 2019 – Union Acquisition Corp. (NYSE: LTN) (“UAC”), a special purpose acquisition company, has set the date of its extraordinary general meeting of shareholders (“extraordinary general meeting”) to vote on the previously announced business combination with Bioceres, Inc., for Wednesday, February 27, 2019. The date of the extraordinary general meeting was previously disclosed in the Pre-Effective Amendment No.1 to UAC’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (“SEC”) on February 7, 2019. The extraordinary general meeting will be held at 10:00 a.m. local time at the offices of Arnold & Porter Kaye Scholer LLP, located at 250 West 55th Street Avenue, New York, New York 10019. The record date for those eligible to receive notice of and to vote at the extraordinary general meeting is February 7, 2019 (the “Record Date”). UAC expects to mail its definitive proxy statement/prospectus and related information regarding the business combination and the extraordinary general meeting on or about February 11, 2019.

Ensuring Your Vote is Counted

UAC advises holders of its securities to move their securities into accounts that do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to ordinary shares beneficially owned by shareholders are properly counted. Beneficial owners of ordinary shares that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

About Union Acquisition Corp.

Union Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. UAC’s efforts to identify a prospective target business are not limited to any particular industry or geographic region, although the Company has focused on target businesses located in Latin America. The Company is led by Juan Sartori, Chairman of the Board of the Company and Chairman and founder of Union Group International Ltd., and Kyle P. Bransfield, Chief Executive Officer of the Company and Partner of Atlantic-Pacific Capital, Inc.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of UAC, Bioceres or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward- looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the exchange agreement entered into in connection with the proposed business combination (the “Exchange Agreement”) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to obtain approval of the shareholders or other conditions to closing in the Exchange Agreement; (3) the ability of UAC to continue to meet applicable NYSE listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of Bioceres as a result of the announcement and consummation of the transactions described in the Exchange Agreement; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Bioceres may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of UAC in connection with the proposed business combination and the proxy statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by UAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. UAC and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak only as of the date of this communication. Although UAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed business combination between Bioceres and UAC, UAC has filed with the SEC a Registration Statement on Form S-4, a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, forming a part thereof. UAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with UAC’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed business combination because the proxy statement/prospectus contains important information about the proposed business combination, UAC and Bioceres. The definitive proxy statement/prospectus will be mailed to UAC’s shareholders as of the Record Date on or about February 11, 2019.

Shareholders will also be able to obtain a copy of the preliminary and definitive Registration Statement, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Union Acquisition Corp., 444 Madison Avenue, Floor 34, New York, NY 10022. UAC shareholders will be able to obtain free copies of these documents and other documents containing important information about UAC and Bioceres, once such documents are filed with the SEC.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

UAC and its directors, executive officer, certain of its shareholders prior to its initial public offering and other members of its management and employees and affiliates, and Bioceres, its directors and management may be deemed to be participants in the solicitation of proxies from UAC’s shareholders in connection with the proposed business combination. Shareholders are urged to carefully read the Registration Statement regarding the proposed business combination because it contains important information, including information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of UAC’s shareholders in connection with the proposed business combination, as well as information about UAC’s executive officers and directors.